UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

Lucid Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7373 Gateway Blvd Newark, CA (Address of principal executive offices)	94560 (Zip Code)
Registrant’s telephone number, including area code: (510) 648-3553

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2021, Lucid Group, Inc. (“Lucid” or the “Company”) announced the appointment of Gagan Dhingra as Lucid’s Vice President of Accounting and Internal Controls, Principal Accounting Officer. Mr. Dhingra will report to Sherry House, the Company’s Chief Financial Officer, who acted as the Company’s Principal Accounting Officer prior to Mr. Dhingra’s appointment.

Prior to joining Lucid, Mr. Dhingra, 47, was employed by Anaplan, Inc., an enterprise software company, from April 2019 to December 2021, most recently as Principal Accounting Officer, and at Seagate Technology Holdings, a provider of data storage technology and solutions, from October 2016 through April 2019, as Assistant Corporate Controller. Prior to joining Seagate, Mr. Dhingra held senior finance roles at McKesson Corporation. Mr. Dhingra is a certified public accountant.

In connection with his appointment, Mr. Dhingra will receive an annual base salary of $330,000 and target bonus opportunity of 50% of his base salary. Mr. Dhingra will also receive a signing bonus in the amount of $100,000 and an award of 48,097 restricted stock units granted pursuant to the Lucid Group, Inc. 2021 Stock Incentive Plan. Mr. Dhingra will be eligible to participate in the Lucid Group, Inc. Executive Severance Benefit Plan.

There is no arrangement or understanding with any person pursuant to which Mr. Dhingra was appointed as Vice President of Accounting and Internal Controls, and there are no family relationships between Mr. Dhingra and any director or executive officer of Lucid. Additionally, there are no transactions between Mr. Dhingra and Lucid and/or its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.

The foregoing summary is qualified in its entirety by reference to Mr. Dhingra’s offer letter, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2021	LUCID GROUP, INC.

	By:	/s/ Sherry House
		Name:	Sherry House
		Title:	Chief Financial Officer